sure Shot | Yerbaé


citrus splash
flavored
sure
Shot
the world's first
dietary supplement

SHOT's Acquisition of Yerbaé

January 2025


ENERGIZED BY YERBA MATE
Yerbaé
ZERO
PLANT-BASED
ENERGY
ICED
TRIPLE BERRY
NATURALLY FLAVORED
160mg
16 FL OZ (473mL)

Additional Information and Where to Find It

In connection with the proposed transaction, Safety Shot, Inc. (the “Company” or “SHOT”) and Yerbaé Brands Corp. (“Yerbaé”) plan to file or cause to be filed relevant materials in the United States with the United States Securities and Exchange Commission (“SEC”) and in Canada with the applicable Canadian Securities Commissions on Sedar+ (the “Commissions”), including a joint proxy statement and other relevant documents relating to the proposed transaction. This communication is not a substitute for the joint proxy statement or any other document that the Company or Yerbaé may file with the SEC, the Commissions or send to their security holders in connection with the transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND YERBAÉ ARE URGED TO READ THESE MATERIALS, INCLUDING THE JOINT PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT YERBAÉ, THE COMPANY, THE PROPOSED TRANSACTION, AND RELATED MATTERS. The joint proxy statement and other relevant materials (when they become available), and any other documents filed by the Company or Yerbae with the SEC or the Commissions, may be obtained free of charge at the SEC website at www.sec.gov or www.sedarplus.ca. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to: Safety Shot, Inc., 1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477 or to Yerbae Brands Corp., 18801 N Thompson Peak Pkwy, Suite 380, Scottsdale, AZ 85255. Investors and security holders are urged to read the joint proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

The Company, Yerbaé and their respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the transaction. The Company’s and Yerbaé’s stockholders and other interested persons may obtain, without charge, more detailed information (i) regarding the directors and executive officers of the Company in the Company’s Annual Report on Form 10-K filed with the SEC on April 1, 2024, its definitive proxy statement on Schedule 14A relating to its 2024 Annual Meeting of Stockholders filed with the SEC on June 24, 2024 and other relevant materials filed with the SEC when they become available; and (ii) regarding Yerbaé’s directors and executive officers in Yerbaé’s Form 10 filed with the SEC on July 19, 2024 and other relevant materials filed with the SEC when they become available. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies in connection with the transaction will be set forth in the joint proxy statement for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the joint proxy statement that the Company and Yerbaé intend to file with the SEC.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts contained in this report or the exhibits filed herewith, including statements regarding the Arrangement and closing thereof, the Company's or Yerbaé's future results of operations and financial position, the Company's and Yerbaé's business strategy, prospective costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated operations of the Company and Yerbaé, and the expected value of the combined company after the transaction, are forward-looking statements. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks relating to the proposed transaction: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company's and/or Yerbae's securities; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive Arrangement Agreement; the inability to complete the transactions contemplated by the Arrangement Agreement, including due to failure to obtain approval of the stockholders of the Company or Yerbaé or other conditions to closing in the Arrangement Agreement; the inability to obtain or maintain the listing of the Company's common stock on Nasdaq following the transaction; the risk that the transaction disrupts current plans and operations of the Company as a result of the announcement and consummation of the transaction; the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; costs related to the transaction; changes in applicable laws or regulations; the possibility that Yerbaé or the Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties to be identified in the joint proxy statement (when available) relating to the transaction, including those under "Risk Factors" therein, and in other filings with the SEC made by the Company or Yerbaé. Moreover, Yerbaé and the Company operate in very competitive and rapidly changing environments. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond Yerbaé's and the Company's control, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. None of Yerbaé or the Company gives any assurance that either Yerbaé or the Company will achieve its expectations. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, Yerbaé and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

SHOT to Acquire Yerbaé, a Well-Established Brand

Scalable, Growth-Oriented Complementary Brand with $12M in sales in FY 2023

- Well-positioned in the fast-growing plant-based energy beverage segment, addresses growing consumer need
- Clean, simple, and delicious plant-based energy beverages, a healthy alternative to traditional energy drinks
- Established retail partnerships, including key grocery, convenience, and specialty store channels
- Growing sales traction across a robust distribution and customer network
- Yerbaé's CEO, Todd Gibson, has previously built 3 successful beverage companies to over $100M each in sales – subsequently sold to Coca Cola and Pepsi

US Energy Drink Market	Global Energy Drink Market	Global Functional Market
$30B	**$86B**	**$217B**

Strategic Alignment of Complementary Strengths that have the Potential to Drive Significant Value

- Leverage Yerbaé's robust distribution and customer relationships – potential to cross sell SHOT into retail channels and vice versa
- Operational efficiencies by combing Yerbaé's well-developed scalable supply chain with SHOT's emerging supply chain capabilities
- Brings together two innovative beverage portfolios with distinct market appeal positioned to meet diverse consumer demands for healthier, functional, and performance-based beverages
- Fosters a deep pipeline of product innovation that align with evolving consumer trends
- Yerbaé's entire senior management team to continue to drive growth and help with integration

[1]Source: based on IRI InfoScan Reviews, CSPdailynews.com; US Census Bureau, Economic Census/Mintel

[2]According to Allied Market Research, the global energy market is expected to grow at a 7.2% CAGR from 2021 to 2026, ultimately surpassing $86 billion.

[3] According to Fior Markets, the global functional beverage market is expected to grow at a 7.1% CAGR from 2021-2028, ultimately surpassing $217 billion.

Summary Transaction Highlights

OVERVIEW:	• SHOT to acquire Yerbaé for 20 million shares of common stock of SHOT translating into an equity value of $15.2 million[1] and an enterprise value of $19.7 million[1] • SHOT to assume $4.5 million of Yerbaé's debt upon closing • Closing expected second quarter of 2025, subject to satisfaction of customary closing conditions and receipt of regulatory clearance • Upon closing Yerbaé shares will no longer be listed on the TSX Venture Exchange
PRO FORMA OWNERSHIP:	• SHOT shareholders expected to own approximately 75.8%[1] and Yerbaé's shareholders expected to own approximately 24.2%[1] of the pro forma combined company • Yerbaé CEO, Todd Gibson, to join SHOT board of directors and continue as Yerbaé's CEO
TRANSACTION RATIONALE:	• Unique opportunity to combine Yerbaé's robust distribution network, deep customer relationships, and seasoned leadership with SHOT's innovative energy beverage portfolio, marketing initiatives and US listed growth vehicle • Creates a stronger, more diversified beverage company with a robust North American presence • Enhances the combined company's ability to scale internationally, capitalize on emerging trends, and attract institutional and retail investors across borders • Combined company to benefit from operational synergies, increased financial flexibility, and enhanced market positioning to drive shareholder value and sustainable growth

[1]On a basic basis and excludes the rollover of existing options and warrants outstanding.

Sure Shot Overview:

World's first patented rapid alcohol reducer beverage that lowers blood alcohol content and boosts mental clarity within minutes, not hours

- Strong organic viral marketing, **generating billions of impressions** with minimal spend on marketing
- Distribution in BevMo's 162 stores, Gopuff nationwide and 7 Eleven in SoCal
- Global hangover remedy products market size valued at $1.96 billion in 2022 and is expected to expand at a CAGR of 14.5% from 2023 to 2033



sure
Shot


citrus splash
flavored
sure
Shot
dietary supplement
4 fl oz | 118 mL
the world's first
rapid alcohol reducer*

Sure Shot Benefits

sharper mind & body

Sure Shot helps restore your central nervous system, cognition, and motor cortex, which helps you think more clearly and act more quickly.

gut protection

Sure Shot creates a protective barrier in your stomach, preventing more alcohol absorption and reducing nausea and vomiting.

replenished electrolytes

With more electrolytes than the leading sports drink, Safety Shot keeps you hydrated, maintaining muscle and brain function, so you feel your best.

wellbeing boost

With a blend of nootropics and vitamins, it improves your mental and physical wellbeing.

liver support

It aids your liver in breaking down alcohol faster, reducing your Blood Alcohol Level (BAC) and its effects.

Yerbaé®

Yerbaé creates clean, simple, and delicious plant-based energy beverages that are “better-for-you”. Our products promote a healthier lifestyle with our clean ingredients that harness the power of nature and foster a community of wellness with Zero compromise on taste or function.

SIMPLE. CLEAN. DELICIOUS.

ROOTED IN OUR KEY PILLARS


Yerbaé

Plant-based Energy

- ✓ Infused with Yerba Mate & White tea
- ✓ Sustainable flow of energy
- ✓ No Crash


Yerbaé

ZERO

- ✓ Zero calories
- ✓ Zero sugar
- ✓ Zero artificial sweeteners
- ✓ Zero single-use plastics


Yerbaé

Diet Friendly

- ✓ Gluten-free
- ✓ Kosher
- ✓ Non-GMO
- ✓ Vegan
- ✓ Paleo
- ✓ Diabetic Friendly
- ✓ Keto

PRODUCTS- PLANT-BASED ENERGY THAT PERFORMS WITHOUT COMPROMISE

Plant-Based Energy Seltzer

Nutrition Facts	
Serving Size	1 Can
Amount Per Serving	
Calories	0
	% Daily Value
Total Fat 0g	0%
Sodium 0mg	0%
Total Carbohydrate 0g	0%
Total Sugars 0g	
Includes 0g Added Sugars	0%
Protein 0g	

Not a significant source of saturated fat, trans fat, cholesterol, dietary fiber, vitamin D, calcium, iron and potassium.



Yerbaé
PLANT-BASED ENERGY
ORANGE CHERRY PINEAPPLE
LEMON HIBISCUS
COCONUT PINEAPPLE
AÇAI BLUEBERRY
POMEGRANATE BERRY

Plant-Based Energy

Nutrition Facts	
Serving Size	1 Can
Amount Per Serving	
Calories	0
	% Daily Value
Total Fat 0g	0%
Sodium 10mg	0%
Total Carbohydrate 0g	0%
Total Sugars 0g	
Includes 0g Added Sugars	0%
Protein 0g	

Not a significant source of saturated fat, trans fat, cholesterol, dietary fiber, vitamin D, calcium, iron and potassium.



Yerbaé
ENERGY
MANGO PASSIONFRUIT
BLACK CHERRY PINEAPPLE
WATERMELON STRAWBERRY
ICED TRIPLE BERRY
PLANT-BASED ENERGY
CLASSIC LEMONADE
YUZU LIME

Yerba Mate Features

- Antioxidant Rich
- Enhances Mental Focus
- Increases Metabolism
- Brain Fuel
- Healthy Digestion
- Non-Jittery Caffeine
- 196 Minerals & Vitamins
- 100% Committed to Zero

ONLY 8 INGREDIENTS

Carbonated Water, Natural Flavors, Proprietary functional blend (Yerba Mate, White Tea, Caffeine), Citric Acid, Stevia Leaf Extract, Sea Salt

Combined Retail Channels Provide Significant Growth Opportunities to Cross Sell

sure Shot | Yerbaé

Yerbaé Retail Channels

Sprouts Farmers Market, Kroger, Casey's, Costco Wholesale, Pick 'n Save, Jewel Osco, Fry's, Stop & Shop, Mariano's, Fred Meyer, Hy-Vee, Mother's California Market, Facebook, TikTok, Smith's, Bristol Farms, canteen, Evergreen Refreshments, Green Acres Market

Safety Shot Retail Channels

7-Eleven, Albertsons, amazon, BevMo! by gopuff, gopuff, Walmart

Retail Locations



High Penetration - Costco, Sprouts, Kroger
Kroger
C-Store - Caseys General Store
High Penetration - Kroger, Sprouts
C-Store - Caseys General Store
Sprouts Farmers Market



citrus splash flavored
sure Shot
6 pack dietary supplement 4 fl oz | 118 mL
100 mg caffeine
the world's first rapid alcohol reducer
extend the night. seize the morning.

Significant Synergies and Defined Integration Plan with Yerbaé

Sure Shot | Yerbaé

Distribution

- Access to established retail partnerships
- High-volume markets
- Optimization of distribution costs to improve margins
- Reduced time-to-market for SHOT's product lines

Supply Chain

- Deliver scalability to meet demand, through improved logistics & infrastructure
- Enables shared warehousing, transportation, and fulfillment resources
- Leverage efficiencies and scale through shared supply chain support

+

Cost Savings

- Streamline professional services & eliminate redundant overhead
- Leverage economies of scale
- Shared processes & infrastructure to drive efficiency

Product Innovation

- Accelerated product development
- Shared expertise from brand and product innovation
- Market responsiveness to evolving consumer trends
- Innovation at scale

Go-Forward Plan / Growth Strategy

Yerbaé's proven ability to penetrate retail markets can be extended to SHOT's product lines, driving greater visibility and availability of products to the market

- Cross-leverage Yerbaé's strong customer relationships will enable SHOT to tap into existing retail programs and promotional initiatives
- Yerbaé's distribution partners provide SHOT with access to high-volume markets where demand for functional and energy beverages is growing rapidly
- Yerbaé's proven expertise in launching and scaling products can be applied to SHOT's product lines
- Complementary portfolio of Yerbaé's functional beverages and SHOT's targeted energy drink products, create opportunities for cross-promotion and bundling strategies

Pro Forma Closing Management and Board



John Gulyas
Chairman of the Board

John Gulyas is the Chief Development Officer for Apex Franchise Development Group. John is a serial entrepreneur with multiple 7-figure exits and experience in industries ranging from cellular services to waste management to hospitality. John has owned and operated multiple franchise brands over the course of the last 13 years. In addition to owning and operating franchise locations, he consults franchisors on how to successfully develop their brands.



Jarrett Boon
Chief Executive Officer

Jarrett has over 30 years experience in building successful businesses from creation to exit. He was one of the original thought leaders and investors in LifeLock where he applied his expertise in sales, marketing, and strategic business development to grow LifeLock to $500M in revenue. LifeLock went public in 2012 and was subsequently acquired by Symantec in Nov 2016 for $2.3B. Prior to LifeLock, Jarrett founded SW Promotions, Inc, a resort marketing and advertising company. SW Promotions and its 400 employees were acquired by one of its publicly traded partners.



Todd Gibson
CEO & Co-Founder Yerbaé

Todd is a seasoned beverage industry entrepreneur with over 30 years of experience. He successfully built and scaled three beverage companies to over $100 million in sales, later selling them to Pepsi & Coca-Cola. Following the acquisition of Fuze and NOS Energy by Coca-Cola, Todd served as General Manager for the Still Beverages group, overseeing a multi-billion dollar portfolio. He has led sales and marketing teams of over 1,000 people, demonstrating strong leadership and innovation in the industry



Jordan Schur
President

Schur's career spans more than two decades in the music and film industries, where he has demonstrated a combination of creative flair and business acumen. He has held influential positions at various studios and record companies, overseeing artists like Snoop Dogg, Nirvana, and Guns and Roses. Schur's achievements include re-launching Geffen Records and boosting its revenue to over $1 billion, as well as founding the successful Flip Records. His entrepreneurial ventures also include Suretone Entertainment.



David Long
CEO, Orange Theory Fitness

As CEO, David led Orangetheory through the franchise's rapid growth in the fitness space, opening more than 1,300 studios in 23 countries in the last 10 years and helping the fitness giant exceed $1 billion in revenues. With a strong passion for franchising and empowering business owners, David has been instrumental at early stages of several successful franchise brands including Massage Envy, European Wax Center and launching his wildly successful fitness concept, Orangetheory Fitness.



Rich Pascucci
Owner, Black Apple Group, LLC

Rich Pascucci is an active advisor with a wealth of leadership experience in the beverage industry. He has held leadership roles at Diageo, Red Bull, and Pabst Brewing. Currently, he is the owner of Black Apple Group, LLC, where he specializes in insights, category development, integration, and planning. Over the past 27 months, Rich has exited or nationally partnered 13 brands and has an extensive network of distributors, strategics, VCs, and other industry stakeholders.



Chris Melton
Director & Audit Committee Chair Safety Shot, Inc

Mr. Melton was appointed to the board of Safety Shot in 2019. He has served as a specialist land acquisition advisor with SVN since 2019 and is a licensed real estate salesperson in the State of South Carolina and Georgia. Mr. Melton co-founded Callegro Investments in 2012 to invest in distressed master-planned communities. Mr. Melton also serves on several public and private boards, including Safe & Green Development and SRM Entertainment. From 2008 to 2012 Mr. Melton capitalized various media and retail ventures including Bestival and Any Old Iron.

Transaction Highlights

- Adds a scalable, growth-oriented complementary brand in the plant-based segment
- Ability to leverage Yerbaé's robust distribution and customer relationships
- Supply chain synergies, enhanced market positioning and global growth potential
- Supercharging product portfolios with a robust pipeline of innovation
- Significant cost-savings via operational efficiencies and consolidation of key functions
- SHOT's strong financial backing to provide foundation for supercharged growth

Safety Shot, Inc.

1061 E Indiantown Rd.
Ste. 100
Jupiter, FL 33477

Retail Relations

jwagner@drinksafetyshot.com
(630) 234-1783

thank you



citrus splash
flavored
sure
Shot
the world's first
rapid alcohol reducer*
lowers blood alcohol content
supporting its metabolism*